ACQUISITION OF WWE (Tables)	12 Months Ended
Dec. 31, 2023
ACQUISITION OF WWE [Abstract]
Schedule of Preliminary Allocation of Purchase Price
The purchase price is allocated to the underlying WWE assets acquired and liabilities assum
ed based on their estimated fair values on the Closing Date, with any excess purchase price recorded as goodwill. Goodwill is primarily attributable to the synergies that are expected to arise as a result of the Transactions and other intangible assets that do not qualify for separate recognition. The purchase price allocation shown in the table below reflects preliminary fair value estimates, including measurement period adjustments, based on management analysis, including preliminary work performed by third-party valuation specialists (in thousands):

Cash and cash equivalents	$381,153
Accounts receivable	105,237
Other current assets	89,256
Property, buildings and equipment	398,004
Intangible assets
Trademarks and trade names	2,188,200
Customer relationships	899,700
Other	128,300
Goodwill	5,063,774
Finance lease right of use assets	257,359
Operating lease right of use assets	12,337
Investments	12,007
Other assets	25,928
Deferred tax liabilities	(379,508)
Accounts payable and accrued liabilities	(124,280)
Current portion of long-term debt	(16,934)
Deferred revenue	(54,190)
Finance lease liabilities	(255,940)
Operating lease liabilities	(12,224)
Other long-term liabilities	(2,527)
Additional paid-in-capital (1)	(283,591)

Net assets acquired	$8,432,061

(1)	The additional paid-in-capital amount represents incremental goodwill related to deferred tax liabilities recorded at TKO’s parent company in connection with the acquisition of WWE.

Schedule of Supplemental Financial Information of Acquiree

Revenue	$382,767
Net loss	$(73,279)

Schedule of Supplemental Pro Forma Financial Information

	Year Ended December 31,
	2023	2022
Pro forma revenue	$2,618,567	$2,431,670
Pro forma net income	$241,526	$60,611